UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2024 (May 20, 2024)

View, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39470	84-3235065
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6280 America Center Drive, Suite 200

San Jose, California, 95002

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 263-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	VIEW*	The Nasdaq Global Market*
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	VIEWW*	The Nasdaq Global Market*

*

On April 3, 2024, The Nasdaq Stock Market LLC determined to delist View, Inc.’s Class A common stock, par value $0.0001 per share, and redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share, and to suspend trading thereof on April 5, 2024.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required.

Item 1.03	Bankruptcy or Receivership.

As previously disclosed, on April 2, 2024, View, Inc. (“View” or the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), with a prepackaged chapter 11 plan as contemplated by the Restructuring Support Agreement, dated April 2, 2024 (the “RSA”). The Chapter 11 Cases are jointly administered under the caption In re View Inc., Case No. 24-10692. The Debtors have continued to operate their businesses as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Confirmation of the Plan of Reorganization

As contemplated in the RSA, on April 2, 2024, the Debtors filed the Joint Prepackaged Chapter 11 Plan of Reorganization of View, Inc., and its Debtor Affiliates. On May 19, 2024, the Debtors filed the Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of View, Inc., and its Debtor Affiliates (the “Plan”), a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings ascribed to such terms in the Plan.

On May 20, 2024, the Bankruptcy Court entered an order (Docket No. 201) (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 22, 2024 (the “Effective Date”), each condition precedent to consummation of the Plan, enumerated in Article IX.A of the Plan, was satisfied or waived in accordance with the Plan and the Confirmation Order; therefore, the Effective Date of the Plan occurred, and the Debtors emerged from their Chapter 11 Cases. On May 22, 2024, the Debtors filed the notice of the occurrence of the Effective Date (the “Effective Date Notice”) with the Bankruptcy Court. Accordingly, the Plan is binding, enforceable and in full force and effect pursuant to its terms. As part of the transactions undertaken pursuant to the Prepackaged Plan, (i) all of the shares of common stock, par value $0.0001 per share, of the Company (the “Existing Equity Interests”), together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no further force and effect and (ii) the Company converted into a limited liability company, View Operations, LLC, and became a wholly-owned subsidiary of View TopCo, LLC.

A copy of the Effective Date Notice is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Summary of Material Terms of Bankruptcy Plan

The following is a summary of the material terms of the Plan. This summary highlights only certain material substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, the definitive documents implementing the Plan and the Confirmation Order.

The Plan contemplates that the Debtors will continue their day-to-day operations substantially as currently conducted and that all of their commercial and operational contracts will remain in effect in accordance with their terms preserving the rights of all parties.

On the Effective Date, all amounts due under (a) the Prepetition Credit Agreement (totaling approximately $52 million) were equitized and exchanged for 54.2% of the New Common Interests in View TopCo, LLC and (b) the Prepetition Convertible Notes Indenture (totaling approximately $222 million) were equitized in exchange for 10% of the New Common Interests in View TopCo, LLC. The remaining New Common Interests (35.8%) were issued to the Tranche C Commitment Parties (i.e., the Exit Lenders providing the Tranche C Commitment). The New Common Interests to be issued pursuant to the Plan have been issued pursuant to one of the following exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”): section 1145 of the Bankruptcy Code, which generally exempts from such registration requirements the issuance of certain securities under a plan of reorganization, and section 4(a) of the Securities Act. Also on the Effective Date, the Debtors will continue to pay or dispute each General Unsecured Claim in the ordinary course of business as if the Chapter 11 Cases had never been commenced. On the Effective Date, all classes of preferred and common securities issued by the Company will be cancelled and thereafter deregistered, at which time Company will cease to be a publicly traded company.

There is no specific number of New Common Interests reserved for future issuance in respect of claims and interests filed and allowed under the Plan. The New Common Interests are not expected to be listed on any national securities exchange or registered with the Securities and Exchange Commission.

Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and interests in the Debtors, which will be discharged on the Effective Date.

Additional information regarding the classification and treatment of claims and interests can be found in Article II of the Plan (Administrative Claims, DIP Claims, Priority Claims, and Restructuring Expenses) and Article III of the Plan (Classification and Treatment of Claims and Interests).

The foregoing summaries of the Plan, the Confirmation Order and the Effective Date Notice do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, the Confirmation Order and the Effective Date Notice, respectively.

New Exit Facility

On the Effective Date, the Reorganized Debtors entered into the Credit Agreement, dated as of May 22, 2024, by and among View TopCo, LLC, View Operations, LLC, as the borrower (the “Borrower”), the lenders party thereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent (the “New Exit Facility”). The New Exit Facility will have a five-year maturity, subject to optional and mandatory repayment provisions. Loans under the New Exit Facility will bear interest equal to (x) SOFR plus an applicable margin or (y) the base rate plus an applicable margin. The applicable margin will be based on whether the Borrower elects to pay interest in cash or in-kind (“PIK Interest”) The applicable margin under the New Exit Facility will be (a) in respect of any period for which interest on all loans is timely paid in cash (and not as PIK Interest), 7.50% per annum, and (b) in respect of any period with respect to which the Borrower has made an election to pay interest as PIK Interest, 14.00% per annum.

The New Exit Facility will be secured by, in each case subject to certain limitations and exceptions set forth in the documents governing the New Exit Facility, substantially the same collateral package as secured the Prepetition Credit Agreement.

Settlement, Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims with the parties to the RSA to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted as set forth in Article VIII of the Plan.

The Plan provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, holders of interests, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan (Settlement, Release, Injunction and Related Provisions).

Post-Emergence Governance and Management

On the Effective Date, except as contemplated by the Plan or the documents to be executed in connection with the Plan, each of the Reorganized Debtors will continue to exist after the Effective Date as a separate corporate entity pursuant to the applicable law in the jurisdiction in which each applicable Debtor is incorporated or formed and pursuant to the governance documents in effect prior to the Effective Date, except to the extent such New Corporate Governance Documents are amended under the Plan or otherwise. Specifically, on the Effective Date, View TopCo,

LLC, a Delaware limited liability company, was established and a new Limited Liability Company Agreement was executed, each pursuant to and in accordance with the Plan. The Company also converted into a limited liability company, View Operations, LLC, and became a wholly-owned subsidiary of View TopCo, LLC. In connection therewith, on the Effective Date, the Company adopted a new Limited Liability Company Agreement in accordance with the Plan, a copy of which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

As of the Effective Date, the term of the current members of the existing board expired and the existing members of the board of each of the Company’s subsidiaries have resigned. There is no board of managers for View Operations, LLC, which is a member-managed LLC. In connection with the effectiveness of the Prepackaged Plan, Howard Lutnick, Josh Spellman, Parikshat Khanna, Scott Rechler, and Andrew Min have been appointed to the board of View TopCo, LLC. The officer of View TopCo, LLC will be Howard Lutnick. The officers of View Operations, LLC will be Dr. Rao Mulpuri (Chief Executive Officer), Bill Krause (Chief Legal Officer and Secretary), and Nitesh Trikha (Chief Product Officer). All other officers have been terminated in accordance with the Plan.

Share Information

As of November 9, 2023, View, Inc. had 4,067,035 shares of Class A common stock, par value $0.0001 per share, issued and outstanding. As disclosed above, on or around the Effective Date, each such Existing Equity Interests were cancelled.

Assets and Liabilities

Information regarding the assets and liabilities of the Debtors as of the most recent practicable date is hereby incorporated by reference to View, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2023 (the “Form 10-Q”), filed with the Securities and Exchange Commission on November 14, 2023. This information should not be viewed as indicative of future results. A copy of the Form 10-Q is filed as Exhibit 13.1 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.01	Changes in Control of Registrant.

On the Effective Date, pursuant to the Prepackaged Plan, the Existing Equity Interests together with any shares of restricted stock, restricted stock units, or any other right to receive equity in the Company, in each case, outstanding immediately prior to the Effective Date, were cancelled, discharged and of no force and effect. As of the Effective Date, the Company converted into a limited liability company, View Operations, LLC, and became a wholly-owned subsidiary of View TopCo, LLC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

As of the Effective Date, the term of the current members of the existing board expired and the existing members of the board of each of the Company’s subsidiaries have resigned. There is no board of managers for View Operations, LLC, which is a member-managed LLC. In connection with the effectiveness of the Prepackaged Plan, Howard Lutnick, Josh Spellman, Parikshat Khanna, Scott Rechler, and Andrew Min. have been appointed to the board of View TopCo, LLC The officer of View TopCo, LLC will be Howard Lutnick. The officers of View Operations, LLC will be Dr. Rao Mulpuri (Chief Executive Officer), Bill Krause (Chief Legal Officer and Secretary), and Nitesh Trikha (Chief Product Officer). All other officers have been terminated in accordance with the Plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information disclosed under Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required.

Item 8.01	Other Events.

The Company intends to file a Form 15 with the Securities and Exchange Commission (the “SEC”) deregistering the Company’s common stock pursuant to Rules 12g-4(a)(1) and 12h-3(b)(1)(i) under the Exchange Act. Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended. The Company intends to immediately cease filing any further periodic or current reports under the Exchange Act following the filing of the Form 15.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1^	Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of View, Inc., and its Debtor Affiliates

3.1	Limited Liability Company Agreement of View Operations, LLC

4.1^	Credit Agreement, dated as of May 22, 2024, by and among View TopCo, LLC, View Operations, LLC, the lenders party thereto and Cantor Fitzgerald Securities

13.1	Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 (incorporated by reference to View, Inc.’s Form 10-Q filed on November 14, 2023)

99.1^	Order (I) Approving Disclosure Statement and (II) Confirming Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of View, Inc., and its Debtor Affiliates

99.2	Notice of (I) Entry of an Order Approving Disclosure Statement and Confirming Second Amended Joint Prepackaged Chapter 11 Plan of Reorganization of View, Inc., and Its Debtor Affiliates and (II) Occurrence of the Effective Date

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

^

Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Forward Looking Statements

This Current Report on Form 8-K, and certain materials View files with the SEC, as well as information included in oral statements or other written statements made or to be made by View, other than statements of historical fact, contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to statements regarding the Company’s Chapter 11 Cases and emergence therefrom and the filing of the Form 15. These forward-looking statements are based on current expectations, estimates, assumptions, projections and management’s beliefs, that are subject to change. There can be no assurance that these forward-looking statements will be achieved; these statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual outcomes and results to differ materially from such forward-looking statements include, but are not limited to, the bankruptcy process and View’s emergence from bankruptcy. View’s business is subject to a number of risks which are described more fully in View’s Annual Report on Form 10-K for the year ended December 31, 2022, as amended, its Quarterly Reports on Form 10-Q and in its other filings with the SEC. View undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW, INC.

By:	/s/ Bill Krause
	Name:	Bill Krause
	Title:	Chief Legal Officer

Dated: May 23, 2024